Exhibit 10.10
FIFTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE (this “Fifth Amendment” or this “Amendment”) by and between LEGACY 1001 MINNEAPOLIS VENTURE, LLC, a Delaware limited liability company (“Landlord”), and SLEEP NUMBER CORPORATION, a Minnesota corporation (“Tenant”), is executed as of this 2nd day of December, 2025 (the “Fifth Amendment Effective Date”).

WITNESSETH

WHEREAS, Landlord and Tenant have entered into that certain Lease dated as of October 21, 2016, subsequently amended by the First Amendment to Lease dated June 1, 2017, Second Amendment to Lease dated as May 25, 2023, Third Amendment to Lease with an effective date of December 26, 2024 (the “Third Amendment”), Fourth Amendment to Lease with an effective date of May 27, 2025 (collectively the “Lease”) for space in the building commonly known as 1001 3rd Avenue South, Minneapolis, Minnesota 55404 (the “Building”);

WHEREAS, Landlord and Tenant have agreed to amend the Lease so as to extend the Abatement Period (as defined below); and

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and in the Lease, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby covenant and agree to amend and modify the Lease as follows:

1.DEFINED TERMS. Unless otherwise defined herein, terms used herein with initial capital letters shall have the same meanings assigned to such terms in the Lease.

2.EXTENSION OF RENT ABATEMENT. The Abatement Period (as defined in the Third Amendment) is hereby extended (subject to Section 2 of the Third Amendment) through and until April 30, 2026.

3.EFFECT OF AMENDMENT. Except as expressly amended by this Fourth Amendment, the terms and provisions contained in the Lease shall continue to govern the rights and obligations of the parties; and all provisions and covenants in the Lease shall remain in full force and effect.

4.SEVERABILITY OF PROVISIONS. A determination that any provision of this Amendment is unenforceable or invalid shall not affect the enforceability or validity of any other provision hereof, and any determination that the application of any provision of this Amendment to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

5.COUNTERPARTS. This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

Exhibit 10.10
6.GOVERNING LAW. The terms and conditions of this Amendment shall be governed by the applicable laws of the State of Minnesota.

7.INTERPRETATION. Within this Amendment, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The section headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. The parties acknowledge that the parties and their counsel have reviewed and revised this Amendment and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Amendment or any exhibits or amendments hereto.

8.SUCCESSORS AND ASSIGNS. The terms and conditions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

9.TIME OF ESSENCE. Landlord and Tenant agree that time is of the essence of this Amendment.

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Exhibit 10.10
IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

L A N D L O R D:

LEGACY 1001 MINNEAPOLIS VENTURE, LLC,

a Delaware limited liability company

By:	/s/ Jay Rappaport
Name: Jay Rappaport
Title: Authorized Signatory

T E N A N T:

SLEEP NUMBER CORPORATION,
a Minnesota corporation
a Minnesota corporation

By:	/s/ Chella Rasmussen
Name: Chella Rasmussen
Title: VP, Finance